

The LGL Group, Inc.

(AMEX: LGL)

Q1 2010 Earnings Report
May 25, 2010 10:00 a.m. EDT

Safe Harbor Statement

This document includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations. These risks and uncertainties are described in more detail in The LGL Group’s filings with the Securities and Exchange Commission.

In addition, non-GAAP financial measures are presented. Management believes the non-GAAP financial information provided is useful to investors’ understanding and assessment of our ongoing core operations and prospects for the future. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Management uses both GAAP and non-GAAP information in evaluating and operating the business internally and as such has determined that it is important to provide this information to investors.

Agenda

- Business Highlights
- Financial Highlights
- Key Investment Considerations
- Question and Answer






Overview of The LGL Group
Highlights

We are a publicly traded global corporation…

- Business has been operating since 1965
- Current revenue run rate of approximately $40 million
- Globally diversified revenue base (approx. 50% overseas)
- Stock price of $11.50 @ 5/21/2010 (2-year high of $12.78)
- Market Capitalization of approximately $25.6 million
- Improving capital position for expansion into new markets
- Total worldwide market opportunity of $4 billion annually

Our brand in the market is MtronPTI…

- Designs, manufactures and markets high-end electronic components for precision frequency/timing applications
- Superb engineering expertise and recognized brand
- B2B, OEM, blue chip global customers
- Established presence in some of the fastest growing electronic segments of military, instrumentation, avionics, orbital space, mobile, and others









Overview of The LGL Group
Mission Statement

Our mission is to:

- ✓ Be a leader in the design of custom frequency control and filter products within the Military-Instrumentation-Space-Avionics (MISA) and Telecommunications market segments;
- ✓ Build value for our customers through broad product offerings and supply chain flexibility; and
- ✓ Create shareholder value through efficient allocation of capital resources.

Overview of The LGL Group
Operating Highlights

Global manufacturing and sales infrastructure

- Headquarters in Orlando, FL
- 71,000 square feet of manufacturing facility in Orlando with Department of Defense secret security clearance
- 28,000 square feet of manufacturing facility in Yankton, South Dakota for low cost labor operation
- 13,000 square feet of manufacturing facility in Noida, India for mature products
- Productive sales presence in China

Focus on organic growth and profitability

- Experienced management team focused on cost controls and worldwide supply chain efficiency
- Recurring global customer base with decades of history doing business together
- Future sales opportunities in new and emerging markets
- Positioned well as a preferred supplier of complementary electronic components to our OEM customers

Q1 2010
Business Highlights

Q1 2010 Business Highlights

- Carried forward the solid performance demonstrated in Q4 2009 into 2010
- Continued strength in revenue and bookings
- Two new product offerings for MISA segment went into production with primary impact to revenue anticipated in Q2 2010
- Second sequential quarter of positive earnings with diluted and basic EPS of $0.48/share with strong backlog and adequate capital to fulfill new orders
- Overall market and customer positions remain strong









Q1 2010 Business Highlights

- Another strong quarter for orders in both the Telecom and MISA market segments
- Backlog as of the end of Q1 2010 increased 2.2% to $14.3MM as compared to Q4 2009 backlog of $13.9MM
- Revenues for Q1 2010 were $10.7MM, which represents a 16% increase over Q4 2009 of $9.2MM and 41.9% increase over Q1 2009
- Operating efficiencies resulted in gross margins of 34.1%









Q1 2010 Business Highlights

Q2 2010 Outlook

- Backlog strong and positioned for strong second quarter
- New product launches will have positive impact on revenues

H2 2010 Outlook

- MISA backlogs expected to lighten as contracts won in H2 2009 are shipped and recorded as revenue
- Telecom backlogs expected to grow
- Major customers reporting improving cash flows, increases in new orders, rising backlogs and positive earnings
- The semi-conductor industry, a leading indicator for the Telecom market segment, continues to report strong sales and extended lead times









Financial Outlook

Financial Outlook
Revenue Trend


LGL Consolidated Revenue
($MM)
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$46
$42
$40
$40
$31
$34
FY 2005
FY 2006
FY 2007
FY 2008
FY 2009
TTM (as of Q1 2010)

Note: Revenues for 2005 through a portion of 2007 includes Lynch Systems, whose operating assets were sold in 2007.

Financial Outlook

Income Statement Trends

($ in millions, except EPS)	FY 2006	FY 2007	FY 2008	FY 2009	TTM (Q1 2010)
Revenue	$ 41,549	$ 39,536	$ 40,182	$ 31,301	$ 34,460
Gross profit	12,247	10,173	10,378	7,426	9,428
% Margin	*29.5%*	*25.7%*	*25.8%*	*23.7%*	*27.4%*
EBITDA	607	(2,576)	170	(1,232)	761
% Margin	*1.5%*	*-6.5%*	*0.4%*	*-3.9%*	*2.2%*
Net income	956	(2,554)	(1,303)	(2,540)	(521)
% Margin	*2.3%*	*-6.5%*	*-3.2%*	*-8.1%*	*-1.5%*
Earnings per share	$ 0.44	$ (1.18)	$ (0.60)	$ (1.16)	$ (0.23)

Note: Income statement amounts for 2005 through a portion of 2007 includes Lynch Systems, whose operating assets were sold in 2007

Financial Outlook

Income Statement Trends

($ in millions, except EPS)	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010
Revenue	$ 9,782	$ 10,154	$ 10,248	$ 9,998	$ 7,542	$ 7,236	$ 7,321	$ 9,202	$ 10,701
Gross Profit	2,628	2,607	2,621	2,522	1651	1,436	1,430	2,909	3,653
% Margin	*26.9%*	*25.7%*	*25.6%*	*25.2%*	*21.9%*	*19.8%*	*19.5%*	*31.6%*	*34.1%*
EBITDA	(219)	(181)	394	176	-622	(595)	(600)	585	1,371
% Margin	*-2.2%*	*-1.8%*	*3.8%*	*1.8%*	*-8.2%*	*-8.2%*	*-8.2%*	*6.4%*	*12.8%*
Net Income	(592)	(569)	(29)	(113)	-953	(940)	(972)	325	1,066
% Margin	*-6.1%*	*-5.6%*	*-0.3%*	*-1.1%*	*-12.6%*	*-13.0%*	*-13.3%*	*3.5%*	*10.0%*
Earnings per Share	$ (0.27)	$ (0.26)	$ (0.01)	$ (0.05)	$ (0.44)	$ (0.43)	$ (0.44)	$ 0.15	0.48

- Q1 2010 represents the second sequential quarter of positive earnings
- As revenue levels have returned to FY 2008 levels, gross margin has improved and the benefits of an improved cost structure have positively impacted net income

Financial Outlook
Order Backlog


($000's at quarter end)
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
$8,182
$9,333
$8,293
$13,221
$13,958
$14,260
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010

- Q1 2010 represents the third sequential quarter of record backlog levels, indicating strong bookings in conjunction with growing shipments
- The backlog supports the Company's ability to maintain solid revenues into future quarters and indicates overall growth compared to prior periods

Financial Outlook

Capital Position as of March 31, 2010

Total Assets:	$ 20.9 million
Net Working Capital:	$ 6.6 million
Cash and ST Investments:	$ 3.9 million
Long Term Debt:	$ 3.2 million
Shareholders' Equity:	$ 10.1 million
Available Line of Credit:	$ 2.0 million

The Company continues to evaluate measures to improve the Company's overall capital structure and create the flexibility to respond to opportunities or uncertainties as needed.

Key Investment Considerations

Key Investment Considerations

Strategic Direction

Right-size the Company for today's macro economic conditions

- Clear focus on cash flow and cash preservation
- Realign manufacturing resources to take advantage of each location's primary competencies

Intense focus on improving margins

- Focus engineering work toward higher revenue product opportunities
- Expanded use of India manufacturing facility
- Growth in the use of Asian contract facilities
- Align U.S. operations to maximize efficiencies

Preserve and grow core engineering expertise

- Engineer and expand "Value Chain" product offerings
- Leverage relationships with integrated circuit (ASIC) companies
- Go to market with new technology companies and leverage our access to key OEM's

Key Investment Considerations

Strategic Direction

Maintain key OEM relationships

- Increase focus on customer service and building supply chain flexibility for our customers
- Maximize contract positions for 2010 and beyond

Expand OEM position in China and India

- Leverage supplier and partner relationships
- Grow with U.S. OEM manufacturers into Asia

Expand Product Offerings

- Growth from sourcing partners for complementary products
- Fill gaps in our offerings to OEM customers

Key Investment Considerations

Compelling Investment Opportunity

The Company's attributes include:

- Established reputation for high quality and innovation
  - Custom engineering capabilities and advanced technological designs
  - Platform for growth into existing customer base
- Global manufacturing and sales presence
  - Target high growth electronic verticals (military, avionics, orbital space, instrumentation, mobile communications) in developed markets
  - Positioned for expansion into emerging growth markets of India and China
  - Leverage preferred position with OEM customers for complementary products
- Talented new management team in place
  - Dedicated focus on new revenue opportunities
  - Driven to streamline cost structure and global supply chain

Key Investment Considerations

Summary


Streamlined Company Structure
Improved Focus
LGL
Path to Organic Growth & Improved Bottom Line
Markets Where Engineered Products Bring Value & Growth Potential
Blue-Chip Customer Base
Improved Transparency and Investor Relations

Question and Answer

Visit us:

www.lglgroup.com
www.mtronpti.com

Contact us:

Greg Anderson, President and CEO
(E-mail: ganderson@lglgroup.com)

R. LaDuane Clifton, Chief Accounting Officer
(E-mail: lclifton@lglgroup.com)

Voice: (407) 298-2000

